Exhibit (o)

                                POWER OF ATTORNEY



NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST, a Delaware business trust (the "Trust"), and each of its undersigned officers and trustees hereby nominate, constitute and appoint Peter E. Sundman, Andrew B. Allard, Maxine L. Gerson, Arthur C. Delibert, Jeffrey S. Puretz, and Jutta M. Frankfurter (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign any and all amendments to the Trust's Registration Statement of Form N-1A under the Securities Act of 1933, File No. 2-88566, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

IN WITNESS WHEREOF, NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST has caused this power of attorney to be executed in its name by its Chairman, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands and seals at New York, New York this 22nd day of March, 2007.


                       NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST



                       By:  /s/ Peter E. Sundman
                            --------------------
                            Peter E. Sundman
                            Chairman, Principal Executive Officer and Trustee



[SEAL]

ATTEST:

/s/ Claudia A. Brandon
----------------------
Claudia A. Brandon
Secretary

[Signatures Continued on Next Page]

Signature                                   Title
---------                                   ------


/s/ John Cannon                             Trustee
---------------
John Cannon


/s/ Faith Colish                            Trustee
----------------
Faith Colish


/s/ C. Anne Harvey                          Trustee
------------------
C. Anne Harvey


/s/ Robert A. Kavesh                        Trustee
--------------------
Robert A. Kavesh


/s/ Michael M. Knetter                      Trustee
----------------------
Michael M. Knetter


/s/ Howard A. Mileaf                        Trustee
--------------------
Howard A. Mileaf


/s/ John M. McGovern                        Treasurer
--------------------
John M. McGovern                            (Principal Financial and
                                            Accounting Officer)


/s/ George W. Morriss                       Trustee
---------------------
George W. Morriss


/s/ Edward I. O'Brien                       Trustee
---------------------
Edward I. O'Brien


/s/ Jack L. Rivkin                          Trustee
------------------
Jack L. Rivkin

/s/ William E. Rulon                        Trustee
--------------------
William E. Rulon


/s/ Cornelius T. Ryan                       Trustee
---------------------
Cornelius T. Ryan


/s/ Tom Decker Seip                         Trustee
-------------------
Tom Decker Seip


/s/ Candace L. Straight                     Trustee
-----------------------
Candace L. Straight


/s/ Peter E. Sundman
--------------------                        Chairman and Trustee
Peter E. Sundman                            (Principal Executive Officer)


/s/ Peter P. Trapp                          Trustee
------------------
Peter P. Trapp